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                                                                    EXHIBIT 23.6


                                 April 11, 1997


Watson Pharmaceuticals, Inc. (the "Company")
311 Bonnie Circle
Corona, CA 91720

Gentlemen:

     We hereby consent to the references to our firm under the heading "Legal Matters" in the Prospectus included in this Post-Effective Amendment No. 1 to the Company's Registration Statement on Form S-4, No. 333-20029.

                                          Very truly yours,

                                          D'ANCONA & PFLAUM

                                          By /s/ MERRILL A. FREED
                                            ------------------------------------
                                            Merrill A. Freed, a Partner